UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-22328
COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices)          (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: March 31, 2011

Item 1.	Schedule of Investments

Portfolio of Investments
Columbia Seligman Premium Technology Growth Fund

March 31, 2011 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks (96.4%)

CONSUMER DISCRETIONARY (0.9%)

Internet & Catalog Retail (0.4%)

Amazon.com, Inc.(a)	6,700	$1,206,871

Media (0.5%)
Virgin Media, Inc.	56,600	1,572,914

TOTAL CONSUMER DISCRECTIONARY		2,779,785

HEALTH CARE (2.7%)

Biotechnology (0.3%)

Gilead Sciences, Inc.(a)	21,800	925,192

Health Care Equipment & Supplies (1.3%)

Baxter International, Inc.	73,100	3,930,587

Health Care Providers & Services (0.3%)

Quest Diagnostics, Inc.	17,500	1,010,100

Life Sciences Tools & Services (0.8%)

Life Technologies Corp.(a)	27,400	1,436,308
Thermo Fisher Scientific, Inc.(a)	16,600	922,130

Total		2,358,438

TOTAL HEALTH CARE		8,224,317

INDUSTRIALS (2.9%)

Aerospace & Defense (2.2%)

General Dynamics Corp.	79,200	6,063,552
L-3 Communications Holdings, Inc.	10,400	814,424

Total		6,877,976

Electrical Equipment (0.7%)

Nidec Corp.(b)	16,800	1,455,051
Sensata Technologies Holding NV(a)(b)	15,054	522,826

Total		1,977,877

TOTAL INDUSTRIALS		8,855,853

INFORMATION TECHNOLOGY (89.9%)

Communications Equipment (4.6%)

Alcatel-Lucent, ADR(a)(b)	206,100	1,197,441
HTC Corp.(b)	12,000	468,718
QUALCOMM, Inc.	226,645	12,426,945

Total		14,093,104

Computers & Peripherals (11.1%)

Apple, Inc.(a)	44,000	15,331,800
Hewlett-Packard Co.	303,400	12,430,298

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (CONTINUED)

Computers & Peripherals (cont.)

NetApp, Inc.(a)	103,900	$5,005,902
Toshiba Corp.(b)	293,200	1,433,631

Total		34,201,631

Electronic Equipment, Instruments & Components (2.2%)

Avnet, Inc.(a)	160,100	5,457,809
Jabil Circuit, Inc.	68,500	1,399,455

Total		6,857,264

Internet Software & Services (3.4%)

Google, Inc., Class A(a)	17,600	10,317,296

IT Services (4.9%)

Amdocs Ltd.(a)(b)	513,700	14,820,245
InterXion Holding NV(a)(b)	20,103	261,339

Total		15,081,584

Office Electronics (2.1%)

Xerox Corp.	597,900	6,367,635

Semiconductors & Semiconductor Equipment (22.3%)

Advanced Micro Devices, Inc.(a)	709,864	6,104,831
Amkor Technology, Inc.(a)	487,588	3,286,343
ASML Holding NV(a)(b)	351,300	15,632,850
Intel Corp.	443,453	8,944,447
KLA-Tencor Corp.	315,800	14,959,446
Lam Research Corp.(a)	68,000	3,852,880
Marvell Technology Group Ltd.(a)(b)	565,983	8,801,036
Novellus Systems, Inc.(a)	132,500	4,919,725
ON Semiconductor Corp.(a)	45,600	450,072
Spansion, Inc., Class A(a)	80,975	1,511,803

Total		68,463,433

Software (39.3%)

Aspen Technology, Inc.(a)	53,896	807,901
BMC Software, Inc.(a)	229,345	11,407,620
CA, Inc.	44,800	1,083,264
Check Point Software Technologies Ltd.(a)(b)	181,600	9,270,680
JDA Software Group, Inc.(a)	290,700	8,796,582
Microsoft Corp.	590,200	14,967,472
Nuance Communications, Inc.(a)	566,100	11,072,916
Oracle Corp.	349,700	11,669,489
Parametric Technology Corp.(a)	425,268	9,564,277
Symantec Corp.(a)	1,074,900	19,928,646
Synopsys, Inc.(a)	800,784	22,141,678

Total		120,710,525

TOTAL INFORMATION TECHNOLOGY		276,092,472

Total Common Stocks (Cost: $259,914,325)		$295,952,427

	Shares	Value

Money Market Fund (4.1%)
Columbia Short-Term Cash Fund, 0.229%(c)(d)(e)	12,701,769	$12,701,769

Total Money Market Fund (Cost: $12,701,769)		$12,701,769

Total Investments (Cost: $272,616,094)(f)		$308,654,196	(g)
Other Assets & Liabilities, Net		(1,615,167)

Net Assets		$307,039,029

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Investments in Derivatives
Open Options Contracts Written at March 31, 2011

		Number of	Exercise	Premium	Expiration
Issuer	Puts/Calls	Contracts	Price	Received	Date	Value

Apple, Inc.	Call	21	$380.00	$20,111	May 2011	$8,400
Apple, Inc.	Call	21	370.00	20,748	June 2011	20,580
Intel, Inc.	Put	769	21.00	47,435	April 2011	68,441
Microsoft, Inc.	Put	646	25.00	103,801	Jan. 2012	139,859
NASDAQ 100 Index	Call	700	250.00	3,387,380	April 2011	6,989,500

Total						$7,226,780

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At March 31, 2011, the value of foreign securities, excluding short-term securities, represented 17.54% of net assets.

(c)	The rate shown is the seven-day current annualized yield at March 31, 2011.

(d)	Investments in affiliates during the period ended March 31, 2011:

			Sales Cost/			Dividends
			Proceeds from	Realized		or Interest
Issuer	Beginning Cost	Purchase Cost	Sales	Gain/Loss	Ending Cost	Income	Value

Columbia Short-Term Cash Fund	$6,981,679	$31,685,183	$(25,965,093)	$—	$12,701,769	$2,473	$12,701,769

(e)	At March 31, 2011, securities valued at $4,652,819 were held to cover open call options written.
(f)	At March 31, 2011, the cost of securities for federal income tax purposes was approximately $272,616,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$42,954,000
Unrealized Depreciation	(6,916,000)

Net Unrealized Appreciation	$36,038,000

(g)	Securities are valued using policies described in the notes to financial statements in the most recent shareholder report.
Abbreviation Legend
ADR	American Depositary Receipt
Fair Value Measurements
Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation in the most recent Annual Report dated December 31, 2010.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	Fair value at March 31, 2011
	Level 1	Level 2	Level 3
Description(a)	quoted prices	other	significant	Total
	in active	significant	unobservable
	markets for	observable	inputs
	identical assets	inputs(b)

Equity Securities
Common Stocks
Consumer Discretionary	$2,779,785	$—	$—	$2,779,785
Health Care	8,224,317	—	—	8,224,317
Industrials	7,400,802	1,455,051	—	8,855,853
Information Technology	274,190,123	1,902,349	—	276,092,472

Total Equity Securities	292,595,027	3,357,400	—	295,952,427

Other
Affiliated Money Market Fund(c)	12,701,769	—	—	12,701,769

Total Other	12,701,769	—	—	12,701,769

Investments in Securities	305,296,796	3,357,400	—	308,654,196
Derivatives
Liabilities
Options Contracts Written	7,226,780	—	—	7,226,780

Total	$312,523,576	$3,357,400	$—	$315,880,976

(a) See the Portfolio of Investments for all investment classifications not indicated in the table.
(b) There were no significant transfers between Levels 1 and 2 during the period.
(c) Money market fund that is a sweep investment for cash balances in the Fund at March 31, 2011.

Item 2.	Control and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Columbia Seligman Premium Technology Growth Fund, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	May 20, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	May 20, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	May 20, 2011